DEBT ASSIGNMENT, CONSENT AND RELEASE AGREEMENT

This **DEBT ASSIGNMENT, CONSENT AND RELEASE AGREEMENT** (this "Agreement") entered into as of the 19th day of April, 2013 (the "Effective Date"), by and among **LIFETECH INDUSTRIES, INC.**, a Nevada corporation (the "Debtor"), **MR. BENJAMIN CHUNG**, an individual (the "Assignor"), and Paul Rosenberg, an individual (the "Assignee"). The Debtor, the Assignor, and the Assignee are sometimes referred to herein individually as a "Party" or collectively as the "Parties."

RECITALS

WHEREAS, the Debtor is indebted to the Assignor for the principal amount of one hundred and seventy two thousand six hundred and seventy eight dollars and twenty nine cents ($172,678.29) in U.S. funds (the "Debt");

WHEREAS, The Assignee wishes to receive, and the Assignor wishes to grant, assign, transfer and set over unto the Assignee his entire right, title and interest in and to the Debt upon the terms and conditions contained in this Agreement (the "Assignment");

WHEREAS, the Debtor consents to the Assignment and agrees to pay the Debt to the Assignee;

WHEREAS, the Debtor and the Assignor agree to mutually release each other from any and all possible past, present and future claims, known or unknown, arising from the Debt (the "Release"); and

WHEREAS, as a result of negotiations by and between the Debtor, the Assignor, and the Assignee, the Parties have proposed a resolution that they deem to be fair and equitable.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration mutually exchanged by the parties hereto, the receipt and sufficiency of which each of the parties hereto acknowledges:

SECTION 1

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR

1.1 The Assignor represents, warrants and covenants to the Assignee that:

a. the above recitals are true and complete, that the Debt has not been prepaid in full or in part, and that the Debtor has been given notice of and has agreed to this Assignment to the Assignee by the Assignor;

b. the full amount of the Debt is due and owing by the Debtor to the Assignor; and

c. the Assignor now has a good right, full power and absolute authority to assign its right, title and interest in and to the Debt in the manner set out in Section 2 hereof according to the true intent and meaning of this Agreement.

1.2 The representations, warranties and covenants contained in Section 1.1 are provided for the exclusive benefit of the Assignee and a breach of any one or more thereof may be waived by the Assignee in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Section 1 will survive the execution of this Agreement.

SECTION 2

ASSIGNMENT OF THE DEBT

2.1 The Assignor grants, assigns, transfers and sets over unto the Assignee his entire right, title and interest in and to the Debt, including, without limitation, all rights, benefits and advantages of the Assignor to be derived therefrom and all burdens, obligations and liabilities to be derived thereunder.

SECTION 3

CONSENT OF DEBTOR

3.1 The Debtor agrees and consents to the assignment of the Assignor's interest in the Debt to the Assignee pursuant to the terms and conditions of this agreement.

3.2 The Debtor represents, warrants and covenants to the Assignee that (a) the full amount of the Debt is due and owing at the time of this Agreement, (b) the Debt has not been prepaid in full or in part, and (c) any interest owing on the Debt has been paid in full up to the Effective Date of this Agreement.

SECTION 4

RELEASE

4.1 At the time of the execution of this Agreement, then in such event:

a. The Debtor and the Assignor, on behalf of themselves and their successors, officers, directors, administrators, representatives, insurers, agents and assigns hereby release and forever discharge each other, their predecessors, successors, parents, subsidiaries, and affiliates and all present and former officers, directors, partners, principals, employees, attorneys, insurers, agents and their respective administrators, representatives, spouses, heirs, agents and assigns from any and all claims, and causes of action arising from the Debt and any other claim they may have in connection with the Debt, whether currently known or unknown, foreseen or unseen, suspected or unsuspected.

b. It is understood and agreed that, except as provided herein and by the attached documents incorporated herein by reference, this Agreement shall constitute a mutually effective broad general release by and between the Debtor and the Assignor and shall be effective as a full and final accord and satisfaction, and as a bar to all actions, causes of action, costs, expenses, claims for sanctions, attorneys' fees, and damages, including claims now pending in any action, indemnity or contribution by the Debtor and/or the Assignor, or their counsel, or any other claims or liabilities whatsoever, whether or not now known, suspected, claimed or concealed that are related to any action or claim. This general release includes but is not limited to any and all claims, causes of action, damages or accounts that now exist or may exist in the future arising out of any matters, agreements, omissions, representations made, money due, money paid, or any other relationship in connection with the Debt. It is the intention of the Debtor and the Assignor to fully discharge and release each other with respect to any and all matters, claims, causes of action, contracts or expenses arising from any matter. The Debtor and the Assignor each acknowledge that they are familiar with Section 1542 of the California Civil Code which provides as follows:

> **A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.**

c. Except as provided for herein, the Debtor and the Assignor expressly waive and relinquish any and all rights and benefits which they may have under, or which may be conferred upon them by the provisions of Section 1542 of the California Civil Code, as well as under any other similar state or federal statute or common law principle, to the fullest extent that they may lawfully waive such rights or benefits.

d. In connection with their waiver and relinquishment set forth in the previous paragraphs, the Debtor and the Assignor each acknowledge that they are aware that they may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Agreement, but it is their intention to fully, finally and forever settle and release all of the disputes and differences known or unknown, suspected or unsuspected which do now exist, may exist in the future or have ever existed between the Debtor and the Assignor in connection with the Debt. In furtherance of such intention, the Debtor and the Assignor each agree that this Agreement shall remain in effect as a full and complete release and settlement.

SECTION 5

MISCELLANEOUS

5.1 Authority to Execute. Each Party executing this Agreement represents that it is authorized to execute this Agreement. Each person executing this Agreement on behalf of an entity, other

than an individual executing this Agreement on his or her own behalf, represents that he or she is authorized to execute this Agreement on behalf of said entity.

5.2 Voluntary Agreement. The Parties have read this Agreement, have had the benefit of counsel and freely and voluntarily enter into this Agreement.

5.3 Counterparts. This Agreement may be signed in one or more counterparts, each of which when so signed will be deemed an original, and such counterparts together will constitute one in the same instrument.

5.4 Ambiguity. Any rules of interpretation that ambiguities are to be construed against the drafting party shall not apply.

-THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK. PLEASE REFER TO THE FOLLOWING PAGE FOR SIGNATURE-

IN WITNESS WHEREOF, the Parties have entered into this Debt Assignment, Consent and Release Agreement made and effective as of the date first hereinabove written.

LIFETECH INDUSTRIES, INC.
(THE "DEBTOR")

Dated: 4-19-2013

By: Ben Chung
Name: Benjamin Chung
Its: Chief Executive Officer

BENJAMIN CHUNG
(THE "ASSIGNOR")

Dated: 4-19-2013

By: Ben Chung
Name: Benjamin Chung

PAUL ROSENBERG
(THE "ASSIGNEE")

Dated: 4-19-2013

By:
Name: Paul Rosenberg